CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the use in this Registration Statement on Form N-4 of Pruco Life Flexible Premium Variable Annuity Account (“Registration Statement”) of our report dated March 24, 2017, relating to the financial statements of the subaccounts listed in Appendix A, which appear in such Registration Statement. We also consent to the use in this Registration Statement of our report dated March 23, 2017, relating to the consolidated financial statements of Pruco Life Insurance Company, which appear in such Registration Statement. We also consent to the reference to us under the heading “Experts” in such Registration Statement.
/s/ PricewaterhouseCoopers LLP
New York, NY
April 6, 2017

Appendix A
Prudential Government Money Market Portfolio	AST RCM World Trends Portfolio	AST BlackRock Global Strategies Portfolio
(formerly Prudential Money Market Portfolio)	AST J.P. Morgan Global Thematic Portfolio	Wells Fargo VT Opportunity Fund (Class 1)
Prudential Diversified Bond Portfolio	AST Goldman Sachs Multi-Asset Portfolio	AST Prudential Core Bond Portfolio
Prudential Equity Portfolio (Class I)	ProFund VP Consumer Services	AST Bond Portfolio 2023
Prudential Flexible Managed Portfolio	ProFund VP Consumer Goods Portfolio	AST New Discovery Asset Allocation Portfolio
Prudential Conservative Balanced Portfolio	ProFund VP Financials	AST Western Asset Emerging Markets Debt
Prudential Value Portfolio (Class I)	ProFund VP Health Care	Portfolio
Prudential High Yield Bond Portfolio	ProFund VP Industrials	AST MFS Large-Cap Value Portfolio
Prudential Natural Resources Portfolio (Class I)	ProFund VP Mid-Cap Growth	AST Bond Portfolio 2024
Prudential Stock Index Portfolio	ProFund VP Mid-Cap Value	AST AQR Emerging Markets Equity Portfolio
Prudential Global Portfolio	ProFund VP Real Estate	AST ClearBridge Dividend Growth Portfolio
Prudential Jennison Portfolio (Class I)	ProFund VP Small-Cap Growth	AST QMA Emerging Markets Equity Portfolio
Prudential Small Capitalization Stock Portfolio	ProFund VP Small-Cap Value	AST Multi-Sector Fixed Income Portfolio
T. Rowe Price International Stock Portfolio	ProFund VP Telecommunications	AST BlackRock iShares ETF Portfolio
T. Rowe Price Equity Income Portfolio (Equity	ProFund VP Utilities	AST Defensive Asset Allocation Portfolio
Income Class)	ProFund VP Large-Cap Growth	AST AQR Large-Cap Portfolio
Invesco V.I. Core Equity Fund (Series I)	ProFund VP Large-Cap Value	AST QMA Large-Cap Portfolio
Janus Aspen Janus Portfolio (Institutional Shares)	AST Boston Partners Large-Cap Value Portfolio	AST Bond Portfolio 2025
Janus Aspen Overseas Portfolio (Institutional	AST Jennison Large-Cap Growth Portfolio	AST T. Rowe Price Growth Opportunities
Shares)	AST Bond Portfolio 2020	Portfolio
MFS Research Series (Initial Class)	AST Bond Portfolio 2017	AST Goldman Sachs Global Growth Allocation
MFS Growth Series (Initial Class)	AST Bond Portfolio 2021	Portfolio
American Century VP Value Fund (Class I)	Wells Fargo VT International Equity Portfolio	AST T. Rowe Price Diversified Real Growth
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	(Class 1)	Portfolio
Prudential Jennison 20/20 Focus Portfolio (Class I)	AB VPS Large Cap Growth Portfolio (Class B)	AST Prudential Flexible Multi-Strategy Portfolio
Davis Value Portfolio	Prudential SP Small Cap Value Portfolio (Class I)	AST BlackRock Multi-Asset Income Portfolio
AST T. Rowe Price Natural Resources Portfolio	Janus Aspen Janus Portfolio (Service Shares)	AST Franklin Templeton K2 Global Absolute
AST T. Rowe Price Asset Allocation Portfolio	SP Prudential U.S. Emerging Growth Portfolio	Return Portfolio
AST MFS Global Equity Portfolio	(Class I)	AST Managed Equity Portfolio
AST J.P. Morgan International Equity Portfolio	Prudential SP International Growth Portfolio	AST Managed Fixed Income Portfolio
AST Templeton Global Bond Portfolio	(Class I)	AST FQ Absolute Return Currency Portfolio
AST Wellington Management Hedged Equity	AST Goldman Sachs Large-Cap Value Portfolio	AST Jennison Global Infrastructure Portfolio
Portfolio	AST Cohen & Steers Realty Portfolio	AST Goldman Sachs Strategic Income Portfolio
AST Capital Growth Asset Allocation Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST Legg Mason Diversified Growth Portfolio
AST Academic Strategies Asset Allocation Portfolio	AST Value Equity Portfolio (formerly AST	AST Bond Portfolio 2026
AST Balanced Asset Allocation Portfolio	Herndon Large-Cap Value Portfolio)	AST AB Global Bond Portfolio
AST Preservation Asset Allocation Portfolio	AST High Yield Portfolio	AST Goldman Sachs Global Income Portfolio
AST FI Pyramis Quantitative Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST Morgan Stanley Multi-Asset Portfolio
AST Prudential Growth Allocation Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio	AST Wellington Management Global Bond
	(formerly AST Mid-Cap Value Portfolio)	Portfolio
AST Advanced Strategies Portfolio	AST Small-Cap Value Portfolio	AST Neuberger Berman Long/Short Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Wellington Management Real Total Return
AST Government Money Market Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	Portfolio
(formerly AST Money Market Portfolio)	(formerly AST Large-Cap Value Portfolio)	AST QMA International Core Equity Portfolio
AST Small-Cap Growth Portfolio	AST Lord Abbett Core Fixed Income Portfolio	AST Managed Alternatives Portfolio
AST BlackRock/Loomis Sayles Bond Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST Emerging Managers Diversified Portfolio
AST International Value Portfolio	AST MFS Growth Portfolio	AST Columbia Adaptive Risk Allocation
AST International Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value	Portfolio
AST Investment Grade Bond Portfolio	Portfolio	Blackrock Global Allocation V.I. Fund (Class 3)
AST Western Asset Core Plus Bond Portfolio	AST BlackRock Low Duration Bond Portfolio	JP Morgan Insurance Trust Income Builder
AST Bond Portfolio 2018	AST QMA US Equity Alpha Portfolio	Portfolio (Class 2)
AST Bond Portfolio 2019	Wells Fargo VT Omega Growth Portfolio (Class 1)	AST Bond Portfolio 2027
AST Global Real Estate Portfolio	Wells Fargo VT Small Cap Growth Portfolio	Wells Fargo VT Small Cap Value Portfolio

AST Parametric Emerging Markets Equity Portfolio	(Class 1)	AST IVY Asset Strategy Portfolio
AST Goldman Sachs Small-Cap Value Portfolio	AST Bond Portfolio 2022	NVIT Developing Markets Fund
AST Schroders Global Tactical Portfolio	AST Quantitative Modeling Portfolio	NVIT Emerging Markets Fund (Class D)
AST Bond Portfolio 2016